John Deere Owner Trust 1999-A                    Exhibit 99.3
Servicer's Certificate

$167,300,000 Class A-1 4.9988% Asset Backed Notes
    due June 19, 2000
$262,000,000 Class A-2 5.4660% Asset Backed Notes
    due August 15, 2001
$186,000,000 Class A-3 5.9400% Asset Backed Notes
    due October 15, 2002
$146,125,000 Class A-4 6.1200% Asset Backed Notes
    due October 17, 2005
$32,230,000  6.100% Class B Asset Backed Notes
    due October 17, 2005
$12,086,832  Asset Backed Certificates

Payment Date:                                       15-Oct-99

(1)  Servicing Fee                                $587,778.96
     Servicing Fee Shortfall                                0

(2)  Administration Fee:                              $100.00
     Administration Fee Shortfall                           0

(3)  Total Distribution Amount:                $22,388,160.34

(4)  Noteholders' Interest Distributable
     Amount applicable to A-1 Notes:              $338,258.47
     Noteholders' Interest Carryover
     Shortfall applicable to A-1 Notes:                 $0.00

(5)  Noteholders' Interest Distributable
     Amount applicable to A-2 Notes:            $1,193,410.00
     Noteholders' Interest Carryover
     Shortfall applicable to A-2 Notes:                 $0.00

(6)  Noteholders' Interest Distributable
     Amount applicable to A-3 Notes:              $920,700.00
     Noteholders' Interest Carryover
     Shortfall applicable to A-3 Notes:                 $0.00

(7)  Noteholders' Interest Distributable
     Amount applicable to A-4 Notes:              $745,237.50
     Noteholders' Interest Carryover
     Shortfall applicable to A-4 Notes:                 $0.00

(8)  Noteholders' Interest Distributable
     Amount applicable to B Notes:                $145,308.35
     Noteholders' Interest Carryover
     Shortfall applicable to B Notes:                   $0.00

(9)  Noteholders' Interest Distributable Amount
     deposited into Note Distribution Account:  $3,342,914.32
     Noteholders' Interest Carryover Shortfall:         $0.00

(10) A-1 Noteholders' Monthly Principal
     Distributable Amount:                     $17,750,766.48
     % of Principal Distribution Amount
     applicable to A-1 Noteholders                     100.00%
     A-1 Noteholders' Principal Carryover Shortfall:    $0.00
     A-1 Noteholders' Principal Distributable
     Amount:                                   $17,750,766.48

(11) A-2 Noteholders' Monthly Principal
     Distributable Amount:                              $0.00
     % of Principal Distribution Amount
     applicable to A-2 Noteholders                       0.00%
     A-2 Noteholders' Principal Carryover Shortfall:    $0.00
     A-2 Noteholders' Principal Distributable Amount:   $0.00

(12) A-3 Noteholders' Monthly Principal
     Distributable Amount:                              $0.00
     % of Principal Distribution Amount
     applicable to A-3 Noteholders                       0.00%
     A-3 Noteholders' Principal Carryover Shortfall:    $0.00
     A-3 Noteholders' Principal Distributable Amount:   $0.00

(13) A-4 Noteholders' Monthly Principal
     Distributable Amount:                              $0.00
     % of Principal Distribution Amount
     applicable to A-4 Noteholders                       0.00%
     A-4 Noteholders' Principal Carryover Shortfall:    $0.00
     A-4 Noteholders' Principal Distributable Amount:   $0.00

(14) B Noteholders' Monthly Principal Distributable
     Amount:                                            $0.00
     % of Principal Distribution Amount applicable
     to B Noteholders                                    0.00%
     B Noteholders' Principal Carryover Shortfall:      $0.00
     B Noteholders' Principal Distributable Amount:     $0.00

(15) Noteholders' Principal Distribution
     Amount deposited into Note
     Distribution Account:                     $17,750,766.48
     Noteholders' Principal Carryover
     Shortfall:                                         $0.00

(16) Noteholders' Distributable Amount:        $21,093,680.80

(17) Amount to be withdrawn from the Reserve
     Account and deposited into Note
     Distribution Account:                              $0.00
     Interest Amount included above:                    $0.00
     Principal Amount included above:                   $0.00

(18) Deposit to Reserve Account from Collection
     Account to increase the amount on deposit
     in the Reserve Account to the Specified Reserve    $0.00
     Account Balance

(19) Certificateholders' Interest
     Distributable Amount:                              $0.00
     Certificateholders' Interest
     Carryover Shortfall:                               $0.00

(20) Certificateholders' Principal Distributable
     Amount applicable to current period                $0.00
     % of Principal Distribution Amount applicable
     to Certificate holders                              0.00%
     Certificateholders' Principal Carryover
     Shortfall:                                         $0.00
     Certificateholders' Principal Distributable
     Amount:                                            $0.00

(21) Certificateholders' Distributable Amount:          $0.00

(22) Deposit to Reserve Account (from
     excess collections):                         $706,600.58

(23) Specified Reserve Account Balance (after
     all distributions and adjustments):       $14,100,482.07

(24) Reserve Account Balance over the
     Specified Reserve Account Balance
     (before any distribution of excess):      $14,999,225.37

(25) Excess Reserve Account Balance
     Distributable to Seller (5.05(b)(I)
     or (ii)):                                    $898,743.30

(26) Note Value as of the end of the
     related Collection Period                $696,880,473.22

(27) Pool Balance (excluding Accrued
     Interest) as of close of business
     on the last day of the related
     Collection Period:                       $686,619,188.05

(28) After giving effect to all
     distributions on such Payment Date:
     Outstanding Principal Balance of
     A-1 Notes:                                $63,450,754.22
     A-1 Note Pool Factor:                          0.3792633

     Outstanding Principal Balance of
     A-2 Notes:                               $262,000,000.00
     A-2 Note Pool Factor:                          1.0000000

     Outstanding Principal Balance of
     A-3 Notes:                               $186,000,000.00
     A-3 Note Pool Factor:                          1.0000000

     Outstanding Principal Balance of
     A-4 Notes:                               $146,125,000.00
     A-4 Note Pool Factor:                          1.0000000

     Outstanding Principal Balance of
     B Notes:                                  $28,585,249.59
     B Note Pool Factor:                            0.8869144

     Outstanding Principal Balance
     of the Certificates:                      $10,719,468.60
     Certificate Pool Factor:                       0.8868716

(29) Aggregate Purchase Amounts for
     related Collection Period:                         $0.00

(30) Reserve Account Balance after
     giving effect to all distributions:       $14,100,482.07

(31) Specified Reserve Account Balance
     (after all distributions and
     adjustments):                             $14,100,482.07

(32) Amount of Realized Losses for the
     related collection period:                    $58,237.01

(33) Amount of Payments that are more
     than 60 days past due:                       $816,515.00